EXHIBIT 10(e)














               MODINE PENSION AND DISABILITY PLAN
            -----------------------------------------


             TWENTY-FIFTH AMENDMENT AND RESTATEMENT
          ---------------------------------------------


                               for


                       SALARIED EMPLOYEES
                      ---------------------


                               of


                  MODINE MANUFACTURING COMPANY
               ----------------------------------

                      TABLE OF CONTENTS

ARTICLE                                                      PAGE
-------                                                      ----

        PURPOSE . . . . . . . . . . . . . . . . . . . . . .    2

  I       DEFINITIONS AND CONSTRUCTION

        Section 1.1    Definitions. . . . . . . . . . . . .    3
        Section 1.2    Construction . . . . . . . . . . . .   10

 II       PARTICIPATION AND ELIGIBILITY

        Section 2.1    Participation. . . . . . . . . . . .   10
        Section 2.2    Eligibility Service. . . . . . . . .   11
        Section 2.3    Credited Service . . . . . . . . . .   12
        Section 2.4    Break in Service . . . . . . . . . .   14
        Section 2.5    Maternity and Paternity Leave  . . .   15
        Section 2.6    Military Service . . . . . . . . . .   16
        Section 2.7    Effect of Transfer and/or Merger . .   16
        Section 2.8    Effect of Rehire . . . . . . . . . .   18
        Section 2.9    Foreign Participants . . . . . . . .   20

III       PENSION REQUIREMENTS

        Section 3.1    Normal Retirement. . . . . . . . . .   20
        Section 3.2    Early Retirement . . . . . . . . . .   21
        Section 3.3    Special Early Retirement . . . . . .   21
        Section 3.4    Disability Retirement. . . . . . . .   22
        Section 3.5    Deferred Vested Pension. . . . . . .   23
        Section 3.6    Death Benefit. . . . . . . . . . . .   24
        Section 3.7    Medicare Part B Premium
                        Supplemental Benefit  . . . . . . .   24

 IV       AMOUNT OF RETIREMENT PENSION

        Section 4.1    Normal Retirement Pension. . . . . .   25
        Section 4.2    Early Retirement Pension . . . . . .   27
        Section 4.3    Special Early Retirement Pension . .   28
        Section 4.4    Disability Retirement Pension. . . .   29
        Section 4.5    Deferred Vested Pension. . . . . . .   29
        Section 4.6    Death Benefit  . . . . . . . . . . .   29
        Section 4.7    Medicare Part B Premium
                        Supplemental Benefit  . . . . . . .   30
        Section 4.8    Maximum Pension  . . . . . . . . . .   30
        Section 4.9    Top-Heavy Provisions . . . . . . . .   32

  V       MANNER OF PAYMENT AND OPTIONAL BENEFITS

        Section 5.1    Coverage Prior to Retirement . . . .   38
        Section 5.2    Coverage Option Upon Retirement or
                        Other Termination of Employment . .   39
        Section 5.3    Forms of Benefit . . . . . . . . . .   40
        Section 5.4    Rules. . . . . . . . . . . . . . . .   41
        Section 5.5    Lump Sum and other Manner of Payment   43
        Section 5.6    Limitations. . . . . . . . . . . . .   44

ARTICLE                                                      PAGE
-------                                                      ----

 VI       PLAN FINANCING

        Section 6.1    Contributions  . . . . . . . . . . .   45
        Section 6.2    Trust Fund . . . . . . . . . . . . .   45

VII       ADMINISTRATION

        Section 7.1    Allocation of Responsibility Among
                        Fiduciaries for Plan and Trust
                        Administration . . . . . . . . . .    46
        Section 7.2    Appointment of Board. . . . . . . .    47
        Section 7.3    Claims Procedure. . . . . . . . . .    47
        Section 7.4    Records and Reports . . . . . . . .    48
        Section 7.5    Other Board Powers and Duties . . .    48
        Section 7.6    Rules and Decisions . . . . . . . .    49
        Section 7.7    Board Procedures. . . . . . . . . .    50
        Section 7.8    Authorization of Benefit Payments .    50
        Section 7.9    Application and Forms for Pension .    50
        Section 7.10   Facility of Payment . . . . . . . .    51

VIII      MISCELLANEOUS

        Section 8.1    Nonguarantee of Employment. . . . .    51
        Section 8.2    Rights to Trust Assets. . . . . . .    52
        Section 8.3    Nonalienation of Benefits . . . . .    52

 IX       AMENDMENTS AND ACTION BY EMPLOYER

        Section 9.1    Amendments  . . . . . . . . . . . .    53
        Section 9.2    Action by Company . . . . . . . . .    53

  X       SUCCESSOR COMPANY AND MERGER OR CONSOLIDATION OF PLANS

        Section 10.1   Successor Company . . . . . . . . .    53
        Section 10.2   Plan Assets . . . . . . . . . . . .    53

 XI       RESTRICTIONS ON BENEFITS PAYABLE TO HIGHLY COMPENSATED
          PARTICIPANTS . . . . . . . . . . . . . . . . . .    55

XII       PLAN TERMINATION

        Section 12.1   Right to Terminate  . . . . . . . .    57
        Section 12.2   Partial Termination . . . . . . . .    58
        Section 12.3   Liquidation of Trust Fund . . . . .    58
        Section 12.4   Manner of Distribution. . . . . . .    63
        Section 12.5   Residual Amounts. . . . . . . . . .    64

                  MODINE MANUFACTURING COMPANY

    MODINE PENSION AND DISABILITY PLAN FOR SALARIED EMPLOYEES

             TWENTY-FIFTH AMENDMENT AND RESTATEMENT


     WHEREAS, the Company established the Modine Pension and Disability Plan for Salaried Employees effective January 1, 1951, adopted a First Amendment thereto effective January 1, 1951, a Second Amendment thereto effective April 1, 1954, a Third Amendment thereto effective January 1, 1956, a Fourth Amendment and Restatement thereof effective April 1, 1960, a Fifth Amendment thereto effective January 1, 1961, a Sixth Amendment thereto effective April 29, 1965, a Seventh Amendment thereto effective July 15, 1965, an Eighth Amendment thereto effective December 1, 1968, a Ninth Amendment thereto effective July 2, 1969, a Tenth Amendment thereto effective April 1, 1972, an Eleventh Amendment and Restatement thereof effective January 1, 1976, a Twelfth Amendment and Restatement thereof effective January 1, 1979, a Thirteenth Amendment thereto effective January 1, 1979, a Fourteenth Amendment thereto effective January 1, 1983, a Fifteenth Amendment thereto effective May 19, 1983, a Sixteenth Amendment thereto effective January 1, 1984, a Seventeenth Amendment thereto effective October 1, 1984, an Eighteenth Amendment thereto effective October 1, 1984, a Nineteenth Amendment thereto effective December 19, 1985, a Twentieth Amendment and Restatement thereof effective April 1, 1986, a Twenty-first Amendment thereto effective January 1, 1987, a Twenty-second Amendment thereto effective April 1, 1988, a Twenty-third Amendment thereto effective April 1, 1989, and a Twenty-fourth Amendment thereto effective May 16, 1990, and

     WHEREAS, it is the desire of the Company to again amend and restate such Plan as hereinafter set forth,

     NOW, THEREFORE, the Company does hereby adopt a "Twenty-
Fifth Amendment and Restatement" to the Modine Pension Plan for
Salaried Employees and does hereby amend such Plan as set forth herein.

                             PURPOSE

     Effective as of January 1, 1951, Modine Manufacturing
Company adopted the MODINE PENSION AND DISABILITY PLAN FOR
SALARIED EMPLOYEES and executed a trust agreement to provide retirement benefits for its employees.

     The Plan was subsequently amended; and effective as of February 20, 1991, the Company adopted the amended and restated Plan, as set forth herein. The Modine Salaried Employees Retirement Trust Agreement which was established by agreement executed on July 30, 1951, as amended to date is intended to form a part of the Plan.

     The Plan and Trust are intended to meet the requirements of Sections 401(a) and 501(a) of the Internal Revenue Code of 1954, as amended by the Employee Retirement Income Security Act of 1974.

     The provisions of this Plan shall apply to an employee who terminates employment on or after the Effective Date. The rights and benefits, if any, of a former employee shall be determined in accordance with the provisions of the Plan in effect on the date his employment terminated.

                            ARTICLE I
                  DEFINITIONS AND CONSTRUCTION
                ---------------------------------

     Section 1.1  Definitions:  Where the following words and
     -----------  -----------
phrases appear in this Plan, they shall have the respective meanings set forth below, unless the context clearly indicates to the contrary:

     (a)   Accrued Benefit.  The amount calculated in accordance
           ---------------
           with Section 4.1 for Retirement at Normal
           Retirement Date. In calculating the Section 4.1 amount, for purposes of the Accrued Benefit, only Average Annual Earnings and Credited Service accumulated prior to the date of determination shall be considered. The Accrued Benefit, however, shall not be less than the minimum benefit specified in
           Section 4.1.  "Date of determination" shall be the
           latest of

           (1)  the last working day of the Participant
                with the Company,

           (2)  when a doctor certifies that the
                Participant is totally and permanently disabled,

           (3)  the last day the Participant receives
                salary continuation benefits, or

           (4)  the date of actual Retirement of the
                Participant as defined by the Plan.

     (b)   Actuarial (or Actuarially) Equivalent: Equality in
           -------------------------------------
           value of the aggregate amounts expected to be received under different forms of payment, based on actuarial assumptions approved from time to time by the Board of Administration. The annuity factors applicable as of the effective date, are attached hereto and identified as Exhibit A.

     (c)   Actuary:  The individual actuary or firm of actuaries
           -------
           selected by the Company to provide actuarial services in connection with the administration of the Plan.

     (d)   Annual Earnings:  The amount of base pay paid to a
           ---------------
           Participant during the calendar year for personal services rendered to the Company, including (but not limited to) vacation pay, short-term disability, authorized paid leaves of absence, bonuses, overtime, overtime premium pay and any reduction in such base pay under a Company salary or wage reduction plan. The Annual Earnings of a Foreign Participant, eligible to participate under Section 2.7(c) hereof, shall be recorded in U.S. Dollars. The applicable exchange rate shall be the exchange rate on the last day of the applicable calendar year (or the last day of employment, if other than the last day of the calendar year). Total Annual Earnings of a Participant in any calendar year, including any calendar year prior to April 1, 1989, shall not exceed $222,220, adjusted for changes in the cost of living as provided in Section 415(d) of the Internal Revenue Code. However, the Accrued Benefit determined applying this limit shall not be less than the Accrued Benefit determined on April 1, 1989 without regard to this limit.

           For a Participant who transferred from a position of employment with Modine Heat Transfer, Inc., a wholly-owned subsidiary of the Company, Annual Earnings shall include Annual Earnings as determined under any other benefit plan covering the Participant before his transfer.

     (e)   Authorized Leave of Absence:  Any absence authorized
           ---------------------------
           by the Company under the Company's standard personnel practices, provide that the Participant returns within the period specified in the Authorized
           Leave of Absence.

     (f)   Average Annual Earnings:  The arithmetic average of a
           -----------------------
           Participant's Annual Earnings for the highest five consecutive calendar years during the last ten years immediately preceding the earlier of the calendar year of the termination of service with the Company, or the calendar year in which a lump-sum amount is paid under Section 5.5(b). When a Participant accumulates, on or before termination of service, one year of Credited Service in the calendar year of such termination under Section 2.3 hereof, his Annual Earnings for such calendar year, paid on or before his termination, shall be considered in determining his Average Annual Earnings, and may be one of the highest five consecutive calendar years used in calculating such Average Annual Earnings.

     (g)   Board:  The Board of Administration as defined in
           -----
           ARTICLE VII.

     (h)   Company:  Modine Manufacturing Company, a corporation
           -------
           organized and existing under the laws of the State of Wisconsin, its wholly-owned domestic subsidiaries as of January 1, 1979, or its successor or successors.

     (i)   Covered Compensation:  With respect to an Employee,
           --------------------
           the average of the contribution and benefit basis in effect under Section 230 of the Social Security
           Act for each year in the 35-year period ending with the year in which the Employee attains, or would attain, Social Security Retirement Age as defined in
           Section 415(b)(8) of the Internal Revenue Code.
           Should the "date of determination" of the Accrued Benefit of such Employee, as defined in Section 1.1(a), precede his Social Security Retirement Age, the contribution and benefit basis for each year from date of determination to his Social Security Retirement Age shall be assumed to be the contribution and benefit basis for the year of his date of determination.

     (j)   Credited Service:  The period of a Participant's
           ----------------
           employment considered in determining the amount of benefit payable to or on behalf of a Participant in accordance with Section 2.3.

     (k)   Death Benefit:  The payment made pursuant to this Plan
           ------------
           to the surviving beneficiary, however designated or selected, in accordance with Section 3.6.

     (l)   Disability:  A physical or mental condition which
           ----------
           totally and presumably permanently prevents a Participant from engaging in any substantially gainful activity as determined in accordance with the provisions of Section 3.4.

     (m)   ERISA:  Public Law No. 93-406, the Employee Retirement
           -----
           Income Security Act of 1974, as amended from time to time.

     (n)   Effective Date:  February 20, 1991, the date on which
           --------------
           the provisions of this Amended and Restated Plan became effective.

     (o)   Eligibility Service:  The period of a Participant's
               -------------------
           employment considered in the determination of his eligibility for vested benefits under the Plan, in accordance with Section 2.2.

     (p)   Employee:  Any salaried employee of the Company who,
           --------
           on or after the Effective Date, is receiving remuneration for personal services rendered to the Company (or would be receiving such remuneration except for an Authorized Leave of Absence).

     (q)   Fiduciaries:  The Board of Administration, the
           -----------
           Investment Committee, the Investment Manager and the Trustee, but only with respect of the specific responsibilities of each for Plan and Trust administration, all as described in Section 7.1.

     (r)   Normal Retirement Date:  The earlier of (i) the
           ----------------------
           Participant's 65th birthday or (ii) the date in which the Participant has both reached age 62 and accumulated thirty or more years of Eligibility Service.

     (s)   PBGC:  Pension Benefit Guaranty Corporation, a body
           ----
           corporate within the Department of Labor established under the provisions of TITLE IV of ERISA.

     (t)   Participant:  An Employee participating in the Plan in
           -----------
           accordance with the provisions of Section 2.1.

     (u)   Pension:  A series of monthly monetary amounts which
           -------
           are payable to a person who is entitled to receive benefits under the Plan.

     (v)   Plan:  Modine Pension Plan for Salaried Employees as
           ----
           set forth herein, and as amended from time to time.

     (w)   Plan Year:  The 12-month period commencing April 1
           ---------
           and ending on March 31.

     (x)   Retirement:  Termination of employment for reason
           ----------
           other than death after a Participant has fulfilled all requirements for a Normal, Early, or Disability Retirement Pension. Retirement shall be considered as commencing on the day immediately following a Participant's last day of employment (or Authorized Leave of Absence, if later). For the purposes of this Plan, Retirement shall also be considered as commencing on the day a Participant receives a lump-sum amount under Section 5.5(b) hereof.

     (y)   Social Security Retirement Age:  The age of a
           ------------------------------
           Participant used to determine when full, unreduced Social Security Benefits will be paid.

     (z)   Trust:  The fund known as the Modine Salaried
           -----
           Employees Retirement Trust Fund, maintained in accordance with the terms of the Trust Agreement, as from time to time amended, which constitutes a part of this Plan.

     (aa)  Trustee:  The corporation or individuals appointed by
           -------
           the Board of Directors of the Company to hold the assets of the Trust.

     Section 1.2  Construction:  The masculine gender, where
     -----------  ------------
appearing in the Plan, shall be deemed to include the feminine gender, and the singular may include the plural, unless the context clearly indicates to the contrary. The words "hereof," "herein," "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan, not to any particular provision or Section.


                           ARTICLE II
                  PARTICIPATION AND ELIGIBILITY
               ----------------------------------

     Section 2.1  Participation:
     -----------  -------------

     (a) An Employee shall become a Participant in the Plan as follows:

           (1)  Any Employee covered by the Plan prior
                to the Effective Date shall continue to
                participate in accordance with the provisions of the Plan as amended.

           (2)  Any Employee employed on the Effective
                Date but not covered by the Plan previously or any Employee hired after the Effective Date shall become a Participant when and if he completes a 12-month period (12 consecutive complete calendar months) from the date of hire of not less than 1,000 hours of employment. He shall become a Participant on the earliest April 1 or October 1 following such 12-month period. "Hours of Employment" shall include hours actually worked for the Company, to be credited for the period during which the duties are performed. "Hours of Employment" shall also include periods of paid holidays, compensated short-term illness or disability, paid vacation, and other Authorized Leaves of Absence for which a Participant is paid or entitled to payment.
                Such "Hours of Employment" shall be credited to the period or periods in which the period during which no services are performed occurs. "Hours of Employment" shall also include any hours for which a Participant shall be entitled to an award for back pay, but only to the extent that such hours are not included above, such hours to be credited to the period or periods to which the award for back pay pertains.

     (b) For an Employee returning after a Break in Service as defined in Section 2.4, the provisions of said Section shall apply.

     (c) A former Employee entitled to receive a Pension under the Plan shall continue as a Participant until the date of his death.

     Section 2.2  Eligibility Service:  A Participant's
     -----------  -------------------
eligibility for benefits under the Plan shall be determined by his period of Eligibility Service, in accordance with the following:

     (a)   Eligibility Service Prior to the Effective Date:  For
           -----------------------------------------------
           a Participant covered by the Plan prior to the Effective Date, Eligibility Service shall be credited under the provisions of the Plan as then in effect; except that, for an Employee whose Normal Retirement Date preceded the Effective Date, Eligibility Service shall include the period of service from his Normal Retirement Date to the Effective Date.

     (b)   Eligibility Service From and After the Effective Date:
           -----------------------------------------------------
           Subject to the Break in Service provisions of
           Section 2.4, a Participant shall accrue a year of Eligibility Service for each calendar year in which he has 1,000 or more Hours of Employment as defined in Section 2.1(a)(2); and including the calendar year in which he Retires provided he has 1000 or more
           Hours of Employment in that calendar year by his date of Retirement. A Participant shall also accrue a year of Eligibility Service for each calendar year in which he serves in the military, up to a total of four years. When an Employee becomes a Participant initially, or following a Break in Service, his service enabling participation is included for the purpose of computing Eligibility Service.

     Section 2.3  Credited Service:  For the purpose of
     -----------  ----------------
calculating Retirement Benefits under ARTICLE IV, a Participant's
Credited Service shall be determined as follows:

     (a)   Credited Service Prior to the Effective Date:  For a
           --------------------------------------------
           Participant covered by the plan prior to the Effective Date, Credited Service shall be credited under the provisions of the Plan as then in effect; except that, for an Employee whose Normal Retirement Date preceded the Effective Date, Credited Service shall include the period of service from his Normal Retirement Date to the Effective Date.

     (b)   Credited Service On and After the Effective Date:
           ------------------------------------------------
           Subject to the Break in Service provisions of

           Section 2.4, a Participant shall accrue one year of Credited Service for each calendar year in which he has 1,800 or more hours of eligible employment, and one-tenth of a year of Credited Service for each 180 hours of eligible employment in the calendar year in which he has less than 1,800 hours of eligible employment; and including hours of eligible employment in the year in which he Retires accumulated to his date of Retirement; however, no Credited Service shall be accrued where there are fewer than 500 hours of eligible employment in the calendar year; and total Credited Service cannot exceed 40 (except in the event that Participant has over 40 years of Credited Service as of the Effective Date, in which event his Credited Service shall be the years of Credited Service as of his Effective
           Date). Except that when an Employee on or after the Effective Date becomes a Participant initially, or following a Break in Service, his service enabling participation even if less than 500 hours in the calendar year in which he becomes an Employee is included for the purpose of computing Credited Service. Hours of eligible employment shall include hours actually worked for the Company, to be credited for the period during which the duties are performed. Hours of eligible employment shall also include periods of paid holidays, compensated short-term illness or disability, paid vacation, and other leaves of absence granted by the Company for which a Participant is paid or entitled to payment. The period for which a Participant is absent from work and receiving Workers' Compensation benefits from the Company shall be counted as hours of eligible employment at the rate of 40 hours per week. Such hours of eligible employment shall be credited for the period or periods in which the period during which no services were performed occurs. Hours of eligible employment shall be credited for a period of Military Service which shall not exceed four years. Hours of eligible employment shall also include any hours for which a Participant shall be entitled to an award for back pay, but only to the extent that such hours are not included above, such hours to be credited for the period or periods to which the award for back pay pertains.

     Section 2.4  Break in Service:  After the Effective Date, a
     -----------  ----------------
calendar year during which a Participant completes less than 500 Hours of Employment shall constitute a Break in Service. Hours of Employment shall include the periods set forth in Section 2.2 for Eligibility Service from and after the Effective Date. Upon incurring a Break in Service, an Employee's rights and benefits under the Plan shall be determined in accordance with his Eligibility Service, Credited Service and Annual Earnings at the time of the Break in Service. A former Participant who subsequently completes a 12-month period from his date of re-employment or anniversary thereof of not less than 1,000 Hours of Employment, and who at the time of a Break in Service satisfied the vesting requirements of Section 3.5, shall have his pre-break Eligibility Service and Credited Service restored in determining his rights and benefits under the Plan. Such former Participant who at the time of a Break in Service had not satisfied the requirements for a vested benefit under Section 3.5 shall have his pre-break Eligibility Service and Credited Service restored only if either (1) the number of consecutive years of Break in Service is five or less, or (2) the number of consecutive years of Break in Service was less than the aggregate number of years of pre-break Service. A re-employed Participant who is entitled to restored Eligibility Service and Credited Service shall be deemed to participate as of his re-employment date.

     Section 2.5  Maternity and Paternity Leave:  An authorized
     -----------  -----------------------------
Leave of Absence due to (1) pregnancy of the Participant, (2) birth of a child of the Participant, (3) placement of a child in connection with adoption of the child by the Participant, or (4) caring for a child during the period immediately following birth or placement for adoption, shall not constitute a Break in Service, provided that such Leave of Absence is not for a period longer than one 12-month period in which such Participant completes less than 500 hours of employment. Such 12-month period applies only to a year in which either (i) the absence begins, or (ii) the following year if it would not otherwise be a
Break in Service in the first year.   An Authorized Leave of
Absence under this Section is one in which the Participant was on a Leave of Absence due to one of the permitted reasons, and such Participant provides the Board with an acceptable certification that the leave was taken for one of the permitted reasons.

     Section 2.6  Military Service:  An Authorized Leave of
     -----------  ----------------
Absence due to service in the Armed Forces of the United States shall not constitute a Break in Service, provided such service does not exceed four years, and further provided that the Employee returns to employment with the Company within ninety
(90) days after his separation from Active Duty.

     Section 2.7  Effect of Transfer and/or Merger:
     -----------  --------------------------------

     (a) A Participant who transferred from a position of employment with the Company not covered by the Plan, shall have his service with the Company credited for Eligibility Service and Credited Service as if he had been a Participant under the Plan. Any benefit or service under any other benefit plan covering the Participant before the transfer shall be extinguished and discontinued. Upon the subsequent termination or retirement of such Participant, the amount of his benefit thereafter shall be determined under the applicable provisions of whichever pension plan or pension agreement of the Company covers such Participant at the time of his subsequent termination or retirement.

     (b) A Participant who was an active full-time employee of a predecessor company which merged into the Company prior to the Effective Date, shall have his former service credited on the same basis as if he had been a Participant under the Plan during the period of time he was employed by the Company and its predecessor.

     (c) A Participant who transfers from a position of employment with the Company covered by the Plan to a position of salaried employment with the Company not covered by the Plan, shall continue to be covered by the Plan and shall have his service with the Company credited for Eligibility Service and Credited Service. For the purposes of this paragraph (c), the term "Company" shall mean Modine Manufacturing Company, a corporation organized and existing under the laws of the State of Wisconsin, its subsidiaries and affiliates, whether foreign or domestic, existing as of the Effective Date or to come into existence at any future time.

     (d) A Participant who transfers from a position of employment with Modine Heat Transfer, Inc., a wholly-owned subsidiary of the Company, shall have his service with Modine Heat Transfer, Inc. credited for Eligibility Service and Credited Service as credited under any other benefit plan covering the Participant immediately preceding his transfer.

     Section 2.8  Effect of Rehire:  A Participant who returns to
     -----------  ----------------
employment with the Company:

     (a)   While receiving Retirement Pension payments under
           Sections 3.1, 3.2, 3.3 or 3.4, may elect either:

           (1)  to continue to receive such Pension
                payments, which shall be adjusted as of January 1 of each year of such re-employment only for any additional Credited Service accumulated during the immediately preceding calendar year; but his Average Annual Earnings and Primary Social Security Benefit or Covered Compensation, and any early payment reduction under Section 4.2(b), shall not be increased or reduced; or

           (2)  to have any further Pension payments
                suspended until he again retires, at which time his Pension Benefit shall be recalculated based upon Average Annual Earnings, Covered Compensation and Credited Service as of his Retirement Date, but reduced by the Actuarial Equivalent of any such Pension payments he received prior to such subsequent Retirement.

     (b) While receiving Deferred Vested Pension payments under Section 3.5 hereof:

           (1)  If the Company, at the time of rehire,
                determines that he will complete a 12-month period of not less than 1000 Hours of Employment from his date of rehire, he shall have any further Pension payments suspended until he retires, at which time his Pension payable shall be recalculated based upon Average Annual Earnings, Covered Compensation and Credited Service at Retirement Date, but reduced by the Actuarial Equivalent of any such Pension payments he received prior to such subsequent Retirement.

           (2)  If the Company, at time of rehire,
                determines that he will not complete 1000 Hours of Employment in the 12-month period from his date of rehire, he shall continue to receive such Pension payments, which shall not be increased or reduced by such re- employment. However, in the event he subsequently completes a 12-month period from his date of re-employment or anniversary thereof of not less than 1000 hours of employment, he may elect either:

                 (i) to continue to receive such
                     Pension payments, which shall be adjusted as of January 1 of each year of such re-employment only for any additional Credited Service accumulated during the immediately preceding calendar year; but his Average Annual Earnings and Primary Social Service Benefit or Covered Compensation, and any early payment reduction under Section 4.2(b), shall not be increased or reduced; or

                (ii) to have any further Pension payments
                     suspended until he Retires, at which time his Pension Benefit shall be recalculated based upon Average Annual Earnings, Covered Compensation and Credited Service as of his Retirement Date, but reduced by the Actuarial Equivalent of any such Pension payments he received prior to such subsequent Retirement.

     (c) After having received a lump-sum payment of his Pension Benefit under Section 5.5(b) hereof, he shall receive no further Pension payments.

     Section 2.9  Foreign Participants:  For all purposes of this
     -----------  --------------------
Plan, all benefits of an Employee of a foreign subsidiary or affiliate of the Company eligible to participate under Section 2.7(c) hereof, and the calculations thereof, shall be recorded in U.S. Dollars. Where required for such recording, the applicable exchange rate shall be the exchange rate on the date of pension determination; except that, for determination of any annual or other periodic earnings of such an Employee, the exchange rate on the last day of the applicable period shall be used.

                           ARTICLE III
                      PENSION REQUIREMENTS
                      --------------------

     Section 3.1  Normal Retirement:  A Participant with five or
     -----------  -----------------
more years of Eligibility Service shall be eligible for a on-forfeitable Normal Retirement Pension if his employment is terminated on or after his Normal Retirement Date.

     Section 3.2  Early Retirement:  A Participant shall be
     -----------  ----------------
eligible for an Early Retirement Pension if his employment is terminated on or after reaching age 55 and after he has accumulated five or more years of Eligibility Service. Payment of an Early Retirement Pension shall commence as of the first day of the month following the month of the Participant's 65th birthday. However, if a Participant requests the Board to authorize the commencement of his Early Retirement Pension as of the first day of the month following his Retirement, or as of the first day of any subsequent month which precedes his sixty-fifth birthday, his Pension shall commence as of the date determined by the Board, but the amount thereof shall be reduced as provided in
Section 4.2.

     Section 3.3  Special Early Retirement:  A Participant, other
     -----------  ------------------------
than an officer or one of the twenty-five highest-paid employees of the Company, who has attained age 60 and has accumulated ten or more years of Eligibility Service and

     (a) Retires on or after the Effective Date at the request of the Company (1) due to a change in, or elimination of his job or (2) because he is, in the opinion of the Company, no longer physically or mentally able to fulfill the requirements of any qualified job available, or

     (b) Has been employed by the Company as a pilot for a period of at least the five consecutive calendar years immediately preceding the year in which he attains age 60,

shall be eligible for a Special Early Retirement Benefit in accordance with Section 4.3.

     Section 3.4  Disability Retirement:  A Participant shall be
     -----------  ---------------------
eligible for a Disability Retirement Pension if his employment is terminated by reason of permanent Disability after he has accumulated 10 or more years of Eligibility Service. Payment of a Disability Retirement Pension shall commence as of the first day of the month following his sixty-fifth birthday.

     A Participant shall be deemed to be totally and permanently disabled only if and when (a) he has been totally disabled by bodily injury or disease so as to be prevented thereby from engaging in any regular occupation or employment for remuneration or profit, except such employment as is found by the Board to be for the purpose of rehabilitation or not incompatible with the finding of total and permanent disability; and (b) in the opinion of the Board such total disability will be permanent and continuous for the remainder of his life.

     Notwithstanding any other provision of this Section, no Participant shall qualify for a Disability Retirement Pension if the Board determines that his Disability results from (a) chronic alcoholism, (b) self-addiction to narcotics, (c) an injury suffered while engaged in a felonious or criminal act or enterprise, or (d) service in the Armed Forces of the United States or the Merchant Marine which entitles the Participant to a veteran's disability pension; but this provision shall not prevent the Participant from qualifying for a Pension under another provision of the Plan.

     Disability shall be considered to have ended and entitlement to a Disability Retirement Pension shall cease if, prior to his 65th birthday, the Participant (a) is re-employed by the Company;
(b) engages in any substantially gainful activity, except for such employment as is found by the Board to be for the primary purpose of rehabilitation or not incompatible with a finding of total and permanent disability; (c) has sufficiently recovered, in the opinion of the Board based on a medical examination by a doctor or clinic appointed by the Board, to be able to engage in regular employment with the Company and refuses an offer of employment of the Company; or (d) refuses to undergo any medical examination requested by the Board, provided that a medical examination shall not be required more frequently than twice in any calendar year. If entitlement to a Disability Retirement Pension ceases in accordance with the provisions of this paragraph, such a Participant shall not be prevented from qualifying for a Pension under another provision of the Plan based on his Eligibility Service, Credited Service and Annual Earnings prior to Disability Retirement.

     Section 3.5  Deferred Vested Pension:  A Participant shall
     -----------  -----------------------
be eligible for a Deferred Vested Pension in accordance with the provisions of Section 4.5 if his employment is terminated before death or Retirement but after he has accumulated at least five years of Eligibility Service.

     Section 3.6  Death Benefit:  Upon the death of any
     -----------  -------------
Participant who retires and is entitled to Normal, Early, Special Early, or Disability Retirement benefits, a Death Benefit shall be payable as a lump sum to the surviving beneficiary designated in writing by the Participant or, in the event of his failure to designate a surviving beneficiary, to such relative or such other person as the Board, in its sole discretion, shall determine. Neither the Company nor the Trustee (in its capacity as such) shall be named as beneficiary. A designation or change of beneficiary shall be made in writing on such form or forms and under such rules as the Board may require.

     Section 3.7  Medicare Part B Premium Supplemental Benefit:
     -----------  --------------------------------------------
A Participant who retires with at least a total of five years of

Eligibility Service with the Company and Modine Heat Transfer, Inc., a wholly-owned subsidiary of the Company; or ten years of total Eligibility Service with the Company, Modine Heat Transfer, Inc., Sundstrand Heat Transfer, Inc., a Michigan corporation, and Sundstrand Tubular Products, Inc., a Missouri corporation; and is entitled to Normal, Early, Special Early, or Disability Retirement benefits, including such Participant who retired prior to the Effective Date, shall receive a monthly supplement equal in amount to current premiums applicable to Medicare Part B coverage of the Participant and his spouse at the time of Retirement. Upon the death of the Participant, such supplement shall be continued to his spouse at the time of Retirement until her death.


                           ARTICLE IV
                  AMOUNT OF RETIREMENT PENSION
                  ----------------------------

     Section 4.1  Normal Retirement Pension:  Subject to the
     -----------  -------------------------
provisions of Section 4.8, the monthly amount of the Normal
Retirement Pension on a single-life basis shall be equal to one-twelfth (1/12) of the greater of:

     (a) The Participant's Accrued Benefit determined as of the Grandfather Benefit Date, as defined below, under Section 1.1(a) as it existed on said
           Grandfather Benefit Date; or

     (b)   (1)  One and two-tenths (1.2%) percent of the
                Participant's Average Annual Earnings for each year of Credited Service up to a maximum forty
                (40) years, plus

           (2) Four hundred and seventy-five thousandths (.475%) percent of his Average Annual Earnings in excess of Covered Compensation for each year of Credited Service up to a maximum of thirty-five (35) years.

     "Grandfather Benefit Date" means (i) The earlier of the date of the Participant's termination of employment or February 19, 1991 in the case of any Participant who is not a Super-Highly Compensated Employee, as defined below, for either the Plan Year beginning April 1, 1989 or the Plan Year beginning April 1, 1990,
(ii) March 31, 1989 in the case of any Participant who is a Super-Highly Compensated Employee for the Plan Year beginning April 1, 1989, or (iii) March 31, 1990 in the case of any Participant who is not a Super-Highly Compensated Employee for the Plan Year beginning April 1, 1989 but is a Super-Highly Compensated
Employee for the Plan Year beginning April 1, 1990.

     "Super-Highly Compensated Employee" means a highly compensated employee within the meaning of Section 414(q)(1)(A) or (B) of the Internal Revenue Code.

     If such Participant retires subsequent to his 65th birthday, his Normal Retirement Pension shall be equal to the monthly amount based on Credited Service and Average Annual Earnings as of his date of Retirement, and Covered Compensation as of his Social Security Retirement Age, or date of Retirement, if earlier; except that Credited Service cannot exceed the greater of 40, or Credited Service as of the Effective Date. If such Participant retires subsequent to his 70th birthday, his Normal Retirement Pension shall commence no later than April 1 of the calendar year following the calendar year in which he reaches age 70-1/2. Such Normal Retirement Pension shall be recalculated each year thereafter until Retirement, but will be reduced by the actuarial value of any Pension received.

     The preceding calculations notwithstanding, no monthly Normal Retirement Pension shall be less than an amount computed as follows: $10.00 for each year of Credited Service (computed to the nearest 1/10th of a year). The Normal Retirement Pension shall, in any event, be not less than an Early Retirement Pension that would have been payable to the Participant upon an Early Retirement under Section 3.2 hereof.

     Such monthly Normal Retirement Pension of a Foreign
Participant, eligible to participate under Section 2.7(c) hereof, shall be reduced by one-twelfth of any annual pension or similar benefit to which such Participant is eligible under the laws of the particular foreign country.

     Section 4.2  Early Retirement Pension:
     -----------  ------------------------

     (a) Subject to the provisions of Section 4.8, the monthly amount of the Early Retirement Pension on a single-life payable at the Participant's 65th birthday shall be equal to:

            (i) If he Retires prior to his 62nd
                birthday, his Accrued Benefit;

           (ii) If he Retires on or after his 62nd
                birthday, the amount calculated in accordance with Section 4.1 for a Normal Retirement Pension, based on Credited Service, Average Annual Earnings and Covered Compensation as of his date of determination; but in any event, not less than his Accrued Benefit.

     (b) If payment of an Early Retirement Pension commences before the Participant reaches age 62, the amount of such Pension shall be reduced by 4/10 of one percent for each month that the commencement date of the Pension precedes the Participant's 62nd birthday. If payment of an Early Retirement Pension commences on or after the Participant reaches age 62, the amount of such Pension shall not be reduced.

     (c) The aggregate amount of the Pension Benefit payments to such Participant who is to receive a single-life annuity (Option X as set forth in Section 5.3(a)) may, with due regard to the wishes of the Participant and with the approval of the Board, be apportioned to provide uniform monthly payments from the fund for the balance of the life of the Participant or to provide larger monthly payments during the period of retirement prior to age 65, and smaller payments thereafter so as to equate for or offset the estimated Social Security Benefits or any other type of benefit which foreseeably will become payable to the Participant at age 65.

     Section 4.3  Special Early Retirement Pension:  Subject to
     -----------  --------------------------------
the provisions of Section 4.8, the monthly amount of the Special Early Retirement Pension on a single-life basis payable at the Participant's Retirement shall be equal to his Accrued Benefit calculated in accordance with Section 4.1; except that for the part of such calculation that applies to Average Annual Earnings in excess of Covered Compensation (Subparagraph 4.1(b)(2)), the calculated amount shall be reduced by 4/10 of one percent for each month that the payment commencement date precedes the Participant's 62nd birthday.

     Section 4.4  Disability Retirement Pension:  Subject to the
     -----------  -----------------------------
provisions of Section 4.8, the monthly amount of the Disability Retirement Pension on a single-life basis, payable at age 65 shall be equal to the Participant's Accrued Benefit (except that Covered Compensation shall be determined using the contribution and benefit basis at age 65), assuming Average Annual Earnings at the time of Disability continue to age 65 and assuming all years between the Disability Retirement and age 65 are considered Credited Service.

     Section 4.5  Deferred Vested Pension:  The amount of a
     -----------  -----------------------
Participant's Deferred Vested Pension on a single-life basis, commencing as of his 65th birthday, shall be equal to his Accrued
Benefit.

     Such a Participant may request the Board by filed application to authorize commencement of his Pension as of the beginning of any calendar month on or after the Participant has reached age fifty-five; and his Pension shall commence as of the date determined by the Board, but the amount thereof shall be actuarially reduced.

     Section 4.6  Death Benefit:  The amount of Death Benefit
     -----------  -------------
payable to the surviving beneficiary of a Participant retiring on or after the Effective Date (a) with a Normal Retirement Benefit, or with an Early Retirement or Special Early Retirement Benefit if the Participant is at or over age 62 at the time of Retirement, is $1,500; (b) with an Early or Special Early Retirement Benefit, if the Participant is under age 62 at the time of Retirement, is $1,500 reduced by 2/10 of 1% for each complete calendar month by which the Participant is under age 62 at the time of Retirement; and (c) with a Disability Retirement Benefit is $1,500 reduced by 2/10 of 1% for each complete calendar month by which the Participant is under age 62 when he commences receipt of long-term disability benefits provided by the Company. However, if the Participant is eligible for both a

Company Group Life Insurance Benefit and a Death Benefit, he shall be eligible only for the larger of the two benefits. No
Death Benefit shall be payable to the surviving beneficiary of a Participant with a Deferred Vested Benefit.

     Section 4.7  Medicare Part B Premium Supplemental Benefit:
     -----------  --------------------------------------------
The Participant shall receive a supplement to the Participant's monthly Benefit payment equal to current premiums for Medicare Part B coverage of the Participant and his spouse at the time of Retirement. Upon the death of the Participant, such supplement shall be continued to his spouse at the time of Retirement until her death.

     Section 4.8  Maximum Pension:  The maximum benefit, when
     -----------  ---------------
expressed as a monthly pension, shall not exceed the greater of:

     (a) the amount of any benefit vested as of December 31, 1986, or

     (b)   the lesser of:

           (1)  $9,080.25, or

           (2)  100% of average monthly earnings during
                the three years preceding Retirement, but not less than $833.

These maximum limits are subject to the following:

     (a) The maximum shall apply after any necessary reduction for the joint and survivor pensions described in Section 5.3.

     (b)   If benefits begin prior to Social Security
           Retirement Age, the maximum benefit shall not exceed the lesser of:

           (1)  The Actuarial Equivalent of the above
                specified maximum benefit, or

           (2)  100% of average monthly earnings during
                the three years preceding Retirement, but not less than $833.

     (c)   If benefits begin after Social Security
           Retirement Age, the maximum benefit shall be the Actuarial Equivalent of the above specified maximum benefit.

     (d) If the Participant has fewer than ten years of Eligibility Service at Retirement, the applicable maximum shall be multiplied by a fraction, of which the numerator is Eligibility Service and the denominator is 10.

     (e) The maximum benefit, as stated above, shall be increased as permitted by Internal Revenue Service

           Regulations to reflect cost of living adjustments; and shall be decreased as may be required by the Internal Revenue Code or Internal Revenue Service Regulations in order to maintain qualification of the Plan under the Internal Revenue Code. However, any such decrease in the maximum benefit shall not reduce the amount of any benefit vested as of the effective date of such decrease.

     Notwithstanding the foregoing, the pension payable under this Plan may be reduced to the extent necessary as determined by the Board, either to prevent disqualification of the Plan under
Section 415 of the Internal Revenue Code which imposes additional limitations on the Pension payable to Participants who also may be participating in another tax-qualified pension, profit sharing, savings or stock bonus plan of the Company; or to prevent this Plan from being considered a top-heavy plan under
Section 416 of the Internal Revenue Code. The Board shall advise affected Participants of any additional limitation of their Pensions required by the preceding sentence.

     Section 4.9  Top-Heavy Provisions:  Effective April 1, 1984,
     -----------  --------------------
should the Plan be determined to be a Top-Heavy Plan as defined by Paragraph (a) of this Section 4.9, the provisions of this
Section 4.9 shall apply.

     (a) The Plan will be considered a Top-Heavy Plan for the Plan Year if as of the last day of the preceding
           Plan Year,

           (1) the present value of the Accrued Benefits of Participants who are Key Employees (as defined in Section 416(i) of the Internal Revenue Code, but in making such determination considering compensation as defined in Section 1.415-2(d) of the Income Tax Regulations) exceeds 60% of the present value of the Accrued Benefits of all Participants (called hereafter the 60% Test) or

           (2) the Plan is part of a required aggregation group (as defined in Paragraph (g), below) and the required aggregation group is Top-Heavy. However, and not withstanding the results of the 60% Test, the Plan shall not be considered a Top-Heavy Plan for any Plan Year in which the Plan is a part of the required or permissive aggregation group which is not Top-Heavy. For the purposes of making the 60% Test for any Plan Year, Accrued Benefits shall be those amounts calculated as of the first day of the preceding Plan Year and the present value of those amounts shall be based on the actuarial assumptions used by the Actuary in the actuarial valuation made as of the first day of such preceding Plan Year.

     (b) The minimum Normal Retirement Pension for a Participant terminating employment at or after age 65, and a minimum Accrued Benefit payable at Normal Retirement Date for a

           Participant who terminates employment prior thereto with entitlement to a Pension, shall be equal to the product of

           (1)  2% of his average monthly compensation,
                as defined in Section 1.415-2(d) of the Income Tax Regulations, during his five highest paid consecutive calendar years of his employment (or during his period of employment if less than 5 years) multiplied by

           (2)  The number of years in his first ten
                years of employment after December 31, 1983 in which the Plan is a Top-Heavy Plan.

     (c) Notwithstanding the provisions of Sections 3.5 and 4.5, a Participant shall be eligible for a Deferred Vested Pension if, while the Plan is a Top-Heavy Plan, his employment is terminated before death or Retirement after he has completed at least two years of Eligibility Service. The amount of this Deferred Vested Pension on a single-life basis, commencing as of his 65th birthday, will be equal to his vested percentage of his Accrued Benefit, determined in accordance with the following table:

           Years of Service                  Vested Percentage
           ----------------                  -----------------

           2 but less than 3                          20%
           3 but less than 4                          40%
           4 but less than 5                          60%
           5 but less than 6                          80%
           6 or more                                 100%

           A Participant who had at least ten years of Eligibility Service at the date of his termination of employment may request the Board to authorize commencement of his Deferred Vested Pension as of the beginning of any calendar month on or after his 55th birthday; and in such case, his Pension shall commence as of the date requested, but the amount thereof shall be reduced as provided in the second paragraph of Section 4.5.

           On the death of the Participant whose death occurs prior to the date his pension commences hereunder, who has completed less than ten years of Eligibility Service at the date of his death but who has earned a degree of vesting under the Plan prior to his death pursuant to the provisions of this Paragraph (c), a Pension shall be payable to his spouse, if any. The Pension payable to the spouse of such a Participant shall be equal to the amount the spouse would have been entitled to receive had the Participant commenced to receive a Deferred Vested Pension under the provisions of this Paragraph (c) and under the 50% Joint and Survivor provisions of
           Section 5.1 as of his 65th birthday, based on his Eligibility and Credited Service immediately prior to the earlier of his death or termination of employment, and then died immediately thereafter.
           The pension payable to such a spouse shall commence as of the Participant's 65th birthday and shall continue until the beginning of the month in which the death of the spouse occurs.

     (d) If the Plan becomes a Top-Heavy Plan and subsequently ceases to be such, the minimum benefit accrued under Paragraph (b) of this Section while the Plan was top-heavy shall continue to apply. If the Plan becomes a Top-Heavy Plan and subsequently ceases to be such, the vesting schedule in Paragraph (c) of this Section shall continue to apply in determining the Deferred Vested Pension of any Participant who had at least five years of Eligibility Service as of the last day of the last Plan Year of top-heaviness. For other Participants, such schedule shall apply only to their Accrued Benefits as of such last day of such Plan Year.

     (e)   For any Plan Year in which the Plan is a Top-
           Heavy Plan, the determination of Maximum Benefits under Section 415 of the Internal Revenue Code, as incorporated by reference in Section 4.8 of the Plan, shall substitute the number "1.00" for the number "1.25" wherever it appears in calculating such Maximum Benefit, except such substitution shall not have the effect of reducing any Benefit accrued under the Plan prior to the first day of the Plan Year in which this provision becomes applicable.

     (f)   For aggregation with other Plans:

          (i)   If a Key Employee under this Plan also
                participates in another plan of the Company which is qualified under Internal Revenue Code
                Section 401(a), or if this Plan and another Plan must be aggregated so that either this Plan or the other Plan will meet the anti-discrimination and coverage requirements of Internal Revenue Code Section 401(a)(4) or 410, then this Plan and any such other Plan will be aggregated for purposes of determining top-heaviness. This Plan will automatically be deemed top-heavy if such required aggregation of plans is top-heavy as a group and will automatically be deemed not top-heavy if such required aggregation of plans is not top-heavy as a group.

          (ii) Any other Plan of the Company which is qualified under Internal Revenue Code Section 401(a), and which is not in the required aggregation referenced in Paragraph (i) above, may be aggregated with this Plan (and with any other Plan as in the required aggregation group in Paragraph (i) above) for purposes of determining top-heaviness if such aggregation will continue to meet the anti-discrimination and coverage requirements of

                Internal Revenue Code Section 401(a)(4) and 410.
                This Plan will automatically be deemed not top-heavy if such permissive aggregation of plans is not top-heavy as a group.

         (iii) The top-heavy status of the Plans as a group is determined by aggregating the plans' respective top-heavy determinations that are made as of determination dates that fall within the same calendar year.


                            ARTICLE V
             MANNER OF PAYMENT AND OPTIONAL BENEFITS
             ---------------------------------------

     Section 5.1  Coverage Prior to Retirement:  A joint and
     -----------  ----------------------------
survivor pension in accordance with Option B as set forth in
Section 5.3(c) shall be payable to the spouse of any married Participant with five or more years of Eligibility Service who dies before retiring from or otherwise leaving employment with the Company.

     (a) If such Participant had attained age 55, such Pension, calculated in accordance with Section 5.3(c)(2), shall be equal to the amount the spouse would have been entitled to receive if the Participant had retired on the day immediately preceding his death (and assuming, in the case of such a Participant who dies while on Salary Continuation or Long-term Disability, that the Participant was entitled to receive an Early Retirement Benefit on that day).

     (b) If such Participant had not attained age 55, Pension payments, calculated in accordance with
           Section 5.3(c)(1), will commence the month following the date the Participant would have reached age 55. Such Pension shall be equal to the amount the spouse would have been entitled to receive if the Participant had reached age 55 on the day immediately preceding the date Pension payment is to commence.

     Section 5.2  Coverage Option Upon Retirement or Other
     -----------  ----------------------------------------
Termination of Employment:
-------------------------

     (a)   Married Participants:  Any married Participant, at the
           --------------------
           time of his Early, Special Early, Normal or Disability Retirement, shall automatically have his Early, Special Early, Normal or Disability Retirement Pension converted into a joint and survivor pension in the form of Option B as set forth in Section
           5.3(c)(2) payable only to the spouse should the spouse survive the Participant. Any married
           Participant, upon leaving the Company prior to reaching age 55 after accumulating at least five years of Eligibility Service, shall automatically have his Deferred Vested Pension converted into a joint and survivor pension in the form of Option B as set forth in Section 5.3(c)(1) payable only to the spouse should the spouse survive the Participant. In the alternative, the Participant may elect, with the consent of his spouse in accordance with Section 5.4, to receive any one of the other forms of benefit as provided in Section 5.3.

           (1) If such Participant then dies on or after reaching age 55, such Pension will be determined in accordance with and as stated in Section 5.1(a).

           (2) If such Participant then dies before attaining age 55, such Pension shall be determined by and be in accordance with Section 5.1(b).

     (b)   Unmarried Participants:  Any Participant unmarried at the
           ----------------------
           time of his Early, Special Early, Normal or Disability Retirement shall receive a benefit in the form of Option X as set forth in Section 5.3(a) unless the Participant elects, in accordance with Section 5.4, to receive an Option A form of benefit as provided in Section 5.3(b), or an Option B form of benefit as provided in Section 5.3(c)(1).

     Section 5.3  Forms of Benefit:  The forms of benefit are:
     -----------  ----------------

     (a) Option X: A monthly benefit only for the life of the Participant, as calculated in ARTICLE IV.

     (b) Option A: A monthly benefit having an equivalent actuarial value to Option X which will provide a reduced net benefit payable during the life of the Participant and, after the Participant's death, the same reduced net benefit payable to and during the life of the Partici-pant's surviving spouse or other surviving beneficiary designated or elected in writing in accordance with Sections 5.2 and 5.4.

     (c)   Option B:

           (1) A monthly benefit having an equivalent actuarial value to Option X which will provide a reduced net benefit payable during the life of the Participant and, after the Participant's death, one-half of such reduced net benefit payable to and during the life of his surviving spouse or other surviving beneficiary designated or elected in writing in accordance with Sections 5.2 and 5.4.

           (2) A monthly benefit calculated in accordance with paragraph (1), but with the benefit payable during the life of the surviving spouse being calculated as if the reduction in the benefit payable during the life of the Participant had been reduced by one-half of the actuarial reduction provided in paragraph (1).

     Section 5.4  Rules:  An election of any form of benefit
     -----------  -----
shall be subject to the following rules:

     (a) The Participant must make his election and designate his surviving beneficiary in writing on a form provided by and filed with the Company; and if the Participant is married, any such election must be approved in writing by the spouse and witnessed by a member of the Board of Administration or its authorized agent, or by a notary public.

     (b) Any Participant who has elected a form of benefit may revoke or change such election in the same manner as set forth in paragraph (a) of this Section 5.4.

     (c) If the designated or elected beneficiary of any Participant shall die before the Participant has retired from or otherwise left employment with the Company, the Participant's election of an optional benefit shall be treated as though his election of an optional benefit had not been filed.

     (d) If the designated or elected beneficiary of a Participant shall die after the Participant shall have retired from or otherwise left employment with the Company, but prior to the death of the Participant, the Participant shall continue to receive the reduced net benefit provided under
           Section 5.3(b) or 5.3(c).

     (e) A Participant must make any election hereunder, with the written consent of his spouse if necessary, in the following manner. At least ninety (90) days prior to the commencement of benefits, a Participant (and if married, his spouse) shall be informed in nontechnical terms of the effect of any such election. In no event shall such election period end less than ninety (90) days after such information is provided, nor shall it end prior to the date benefits are to commence. Any such election may subsequently be revoked or changed at any time prior to the Participant's Retirement during this election period.

     Section 5.5  Lump Sum and other Manner of Payment:
     -----------  ------------------------------------

     (a) Benefits shall be payable in monthly installments unless the net amount payable, as a uniform amount for the life of the Participant only, shall be $25.00 a month or less, or if the value of the total benefit is $3,500 or less, in which event payment may be made in installments less frequent than monthly or in a lump sum under rules prescribed by the Board. The value of such total benefit shall be the present value of the monthly benefit on an immediate annuity rate used by the PBGC.

     (b) An Employee, who has reached age 62 and accumulated thirty or more years of Eligibility Service by his

           62nd birthday, may elect that his Accrued Benefit be paid immediately in a lump-sum amount even if he has not yet retired, and no further pension payments shall be made to him or any surviving spouse or other beneficiary. If such Participant is married, such election must include the written consent of his spouse. The amount of such lump sum shall be the present value of the monthly benefit based on an immediate annuity rate of 7%.

     (c) In the event payment is made in installments (other than in installments throughout the period for which the benefit is payable) or in a lump sum, such payment shall be the equivalent actuarial value (as determined by the Actuary employed by the Company) of the monthly installment payments based on the mortality tables and interest rates at the time of such determination employed in the actuarial evaluation of the Plan.

     (d) At the written request of a Participant or beneficiary, and with the approval of the Board, Normal Retirement Benefits provided by the Plan may be paid in some form other than that expressly described in the Plan, provided that the payment or payments in such other form shall be the Actuarial Equivalent of the Pension Benefit otherwise payable. Prior to granting its approval, the Board may require evidence of the state of health of the Participant or his beneficiary.

     Section 5.6  Limitations:  A surviving spouse or designated
     -----------  -----------
beneficiary shall be entitled to a benefit under this ARTICLE V only if

     (a)   he is made eligible by the operation of Sections
           5.1 or 5.2, and 5.4, and

     (b)   the Participant prior to his death either:

           (1)  attains Normal Retirement age, or

           (2)  retires with an Early, Special Early,
                Normal or Disability Retirement Benefit, or

           (3) In the case of a married Participant, he has accumulated five or more years of Eligibility Service.


                           ARTICLE VI
                         PLAN FINANCING
                         --------------

     Section 6.1  Contributions:  No contributions shall be
     -----------  -------------
required or permitted under he Plan from any Participant. The Company shall make contributions in such amounts and at such times as determined to be consistent with Plan objectives. Forfeitures arising under this Plan because of severance of employment before a Participant becomes eligible for a Pension, or for any other reason, shall be applied to reduce the cost of the Plan, not to increase the benefits otherwise payable to Participants.

     Section 6.2  Trust Fund:  All contributions made by the
     -----------  ----------
Company under this Plan shall be paid to the Trustee and deposited in the Trust Fund. Except as otherwise provided in
Section 12.5, all assets of the Trust Fund, including investment income, shall be retained for the exclusive benefit of Participants and their beneficiaries, shall be used to pay benefits to such persons or to pay administrative expenses to the extent not paid by the Company, and shall not revert to or inure to the benefit of the Company. Notwithstanding anything herein to the contrary, upon the Company's request, a contribution conditioned upon qualification of the Plan or any amendment thereof or upon the deductibility of the contribution under
Section 404 of the Internal Revenue Code of 1954, shall be returned to the Company within one year after the payment of the contribution, the denial of the qualification or the disallowance of the deduction (to the extent disallowed), whichever is applicable.


                           ARTICLE VII
                         ADMINISTRATION
                         --------------

     Section 7.1  Allocation of Responsibility Among Fiduciaries
     -----------  ----------------------------------------------
for Plan and Trust Administration:  The fiduciaries shall have
---------------------------------
only those specific powers, duties, responsibilities and obligations as are specifically given them under the Plan or the Trust. In general, the Company shall have the sole responsi-bility for making the contributions necessary to provide benefits under the Plan as specified in Article VI, and shall have the sole authority to appoint or remove the Trustee, members of the Board, Members of the Investment Committee and any Investment Manager which may be provided for under the Trust, and to amend or terminate, in whole or in part, the Plan or the Trust. The Board shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan and the Trust. The Trustee shall be custodian of the Trust assets as provided in the Trust Agreement and shall be subject to the direction of the Company's Board of Directors, or the Investment Committee and/or Investment Manager with regard to management and control of the assets of the Plan, including provisions relating to voting of proxies, and response to tender offers as they apply to Company stock among the Trust assets. Each Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan or the Trust, as the case may be, authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any such direction, information or action of another Fiduciary as being proper under this Plan or the Trust, and is not required under this Plan or the Trust to inquire into the propriety of any such direction, information or action. It is intended under this Plan and the Trust that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and the Trust, and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

     Section 7.2  Appointment of Board:  The Plan shall be
     -----------  --------------------
administered by a Board of Administration consisting of at least three persons who shall be appointed by and serve at the pleasure of the Board of Directors of the Company. All usual and reasonable expenses of the Board may be paid in whole or in part by the Company, and any expenses not paid by the Company shall be paid by the Trustee out of the principal or income of the Trust Fund. Any members of the Board who are Employees shall not receive compensation with respect to their services for the Board.

     Section 7.3  Claims Procedure:  The Board shall make all
     -----------  ----------------
determinations as to the right of any person to a benefit. Any denial by the Board of the claim for benefits under the Plan by a Participant or beneficiary shall be stated in writing by the Board and delivered or mailed to the Participant or beneficiary; and such notice shall set forth the specific reasons for the denial, written to the best of the Board's ability in a manner that may be understood without legal or actuarial counsel. In addition, the Board shall afford a reasonable opportunity to any Participant or beneficiary whose claim for benefits has been denied for a review of the decision denying the claim.

     Section 7.4  Records and Reports:  The Board shall exercise
     -----------  -------------------
such authority and responsibility as it deems appropriate in order to comply with ERISA and governmental regulations issued thereunder relating to records of Participants' Service, Accrued Benefits and the percentage of such Benefits which are non-forfeitable under the Plan; notifications to Participants; annual registration with the Internal Revenue Service; annual reports to the Department of Labor; reports to the Pension Benefit Guaranty Corporation; and for any other similar purpose.

     Section 7.5  Other Board Powers and Duties:  The Board shall
     -----------  -----------------------------
have such duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

     (a) to construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

     (b) to prescribe procedures to be followed by Participants or beneficiaries filing applications for benefits;

     (c) to prepare and distribute, in such manner as the Board determines to be appropriate, information explaining the Plan;

     (d) to receive from the Company and from Participants such information as shall be necessary for the proper administration of the Plan;

     (e) to furnish the Company, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

     (f) to receive and review the periodic valuation of the Plan made by the Actuary;

     (g) to receive, review and keep on file (as it deems convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the Trust Fund from the Trustee;

     (h) to appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal and actuarial counsel.

The Board shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a Pension under the Plan.

     Section 7.6  Rules and Decisions:  The Board may adopt such
     -----------  -------------------
rules and actuarial tables as it deems necessary, desirable, or appropriate. All rules and decisions of the Board shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Board shall be entitled to rely upon information furnished by a Participant or beneficiary, the Company, the legal counsel of the Company, the Actuary, or the Trustee.

     Section 7.7  Board Procedures:  The Board may act at a
     -----------  ----------------
meeting or in writing without a meeting. The Board may elect one of its members as chairman, appoint a secretary who may or may not be a Board member, and advise the Trustee of such actions in writing. The secretary shall keep a record of all meetings and forward all necessary communications to the Company, the Trustee or the Actuary. The Board may adopt such by-laws and regulations as it deems desirable for the conduct of its affairs. All decisions of the Board shall be made by majority vote, including actions in writing taken without a meeting. A dissenting Board member who, within a reasonable time after he has knowledge of any action or failure to act by the majority, registers his dissent in writing delivered to the other Board members, the Company and the Trustee, shall not be responsible for any such action or failure to act.

     Section 7.8  Authorization of Benefit Payments:  The Board
     -----------  ---------------------------------
shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan, and warrants that all such directions are in accordance with this Plan.

     Section 7.9  Application and Forms for Pension:  The Board
     -----------  ---------------------------------
may require a Participant to complete and file with the Board an application for Pension and all other forms approved by the Board, and to furnish all pertinent information requested by the Board. The Board may rely upon all such information so furnished it, including the Participant's current mailing address.

     Section 7.10  Facility of Payment:  Whenever, in the Board's
     ------------  -------------------
opinion, a person entitled to receive any payment of a benefit hereunder or installment thereof is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Board may in its sole discretion direct the Trustee to make payments to such person or to his legal representative or to a relative or friend of such person for his benefit, or the Board may direct the Trustee to apply the payment for the benefit of such person in such manner as the Board considers advisable. Any payment of a benefit or installment thereof in accordance with the provisions of this Section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.


                          ARTICLE VIII
                          MISCELLANEOUS
                         --------------

     Section 8.1  Nonguarantee of Employment:  Nothing contained
     -----------  --------------------------
in this Plan shall be construed as a contract of employment between the Company and any Employee, or as a right of any Employee to be continued in the employment of the Company, or as a limitation of the right of the Company to discharge any of its Employees, with or without cause.

     Section 8.2  Rights to Trust Assets:  No Employee shall have
     -----------  ----------------------
any right to, or interest in, any assets of the Trust Fund upon termination of his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under the Plan to such Employee out of the assets of the Trust Fund. Except as otherwise may be provided under TITLE IV of ERISA, all payments of benefits as provided for in this Plan shall be made solely out of the assets of the Trust Fund and none of the Fiduciaries shall be liable therefor in any manner.

     Section 8.3  Nonalienation of Benefits:  Benefits payable
     -----------  -------------------------
under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of the Employee, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.


                           ARTICLE IX
                AMENDMENTS AND ACTION BY EMPLOYER
                ---------------------------------

     Section 9.1  Amendments:  The Company reserves the right to
     -----------  ----------
make from time to time any amendment or amendments to this Plan, which do not cause any part of the Trust Fund to be used for, or diverted to any purpose other than the exclusive benefit of Participants or their beneficiaries; provided, however, that the Company may make any amendment it determines necessary or desirable, with or without retroactive effect, to comply with ERISA.

     Section 9.2  Action by Company:  Any action by the Company
     -----------  -----------------
under this Plan may be by resolution of its Board of Directors, or by any person or persons duly authorized by resolution of said
Board to take such action.


                            ARTICLE X
     SUCCESSOR COMPANY AND MERGER OR CONSOLIDATION OF PLANS
     ------------------------------------------------------

     Section 10.1  Successor Company:  In the event of the
     ------------  -----------------
dissolution, merger, consolidation or reorganization of the Company, provision may be made by which the Plan and Trust will be continued by the successor; and, in that event, such successor shall be substituted for the Company under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all of the powers, duties and responsibilities of the Company under the Plan.

     Section 10.2  Plan Assets:  In the event of any merger or
     ------------  -----------
consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to another trust fund held under, any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of the Trust Fund applicable to such Participants shall be merged, consolidated with or transferred to the other trust fund only if:

     (a) each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated);

     (b) resolutions of the Board of Directors of the Company under this Plan, and of any new or successor employer of the affected Participants, shall authorize such transfer of assets; and, in the case of the new or successor employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to such Participants' inclusion in the new employer's plan; and

     (c)   such other plan and trust are qualified under Sections
           401(a) and 501(a) of the Internal Revenue Code.


                           ARTICLE XI
                 RESTRICTION ON BENEFITS PAYABLE
               TO HIGHLY COMPENSATED PARTICIPANTS
               ----------------------------------

     This ARTICLE sets forth limitations required by the Internal Revenue Service on the Pension benefits payable to certain Participants. It shall apply to a Participant only if his anticipated annual Pension exceeds $1,500 and the Participant was among the 25 highest-paid employees of the Company on (a) February 17, 1972, or (b) the date of the most recent amendment which substantially increased Pension benefits (a "Substantive Amendment Date"). The limitations set forth in this ARTICLE shall become applicable if:

     (a) the Plan is terminated within ten years after February 17, 1972 (or a Substantive Amendment Date, if applicable),

     (b) the Pension of a Participant becomes payable within such ten-year period (the limitations to remain in effect until the later of the expiration of the ten-year period or the date on which the full current costs have been funded), or

     (c) the Pension of a Participant becomes payable after such ten-year period and the full current costs of the ten-year period have not been funded (the limitations to apply until the full current costs have been funded).

     If a Participant is subject to the provisions of this ARTICLE, the annual Pension payable to him shall not exceed the Pension which can be provided from the greatest of the following:

     (a) The Company's contributions (or funds attributable thereto) which would have been applied to provide benefits for the Participant if the Plan had not been amended on the Substantive Amendment Date and had continued without change;

     (b)   $20,000;

     (c) The sum of (1) the Company's contributions (or funds attributable thereto) which would have been applied to provide benefits for the Participant if the Plan had been terminated on the day before the Substantive Amendment Date (if applicable) and (2) an amount computed by multiplying the number of years for which the current costs of the Plan have been met after February 17, 1982 (or the Substantive Amendment Date, if applicable) by 20% of the first $50,000 of the Participant's Average Annual Earnings during his last 5 years of employment.

     The limitations described above may be exceeded for the purpose of making current benefit payments to retired Participants who would otherwise be subject to such restrictions, provided that (a) the contributions which may be used for any such retired Participant in accordance with the restrictions heretofore indicated are applied to provide either a level amount of Pension in the basic form of benefit provided for under the Plan for such Participant, or a level amount of Pension in an optional form of benefit not greater in amount than the level amount of Pension under the basic form of benefit, and (b) the Pension thus provided is supplemented by monthly payments to the extent necessary to provide the full Pension in the basic form called for by the Plan, and (c) such supplemental payments are made only if the full current costs of the Plan have been met or if the aggregate of such supplemental payments for all such retired Participants does not exceed the aggregate Company contributions already made under the Plan in the year then current.

     The limitations in this ARTICLE shall automatically become inoperative and of no effect upon a ruling by the Internal
Revenue Service that they are not required.


                           ARTICLE XII
                        PLAN TERMINATION
                        ----------------

     Section 12.1  Right to Terminate:  In accordance with the
     ------------  ------------------
procedures set forth in this ARTICLE, the Company may terminate the Plan at any time. In the event of the dissolution, merger, consolidation or reorganization of the Company, the Plan shall terminate and the Trust Fund shall be liquidated unless the Plan is continued by a successor to the Company in accordance with
Section 10.1. Subject to applicable requirements, if any, of ERISA governing termination of "Employee Pension Benefit Plans," the Company shall direct and require the Trustee to liquidate the Trust Fund, or the applicable portion thereof, in accordance with the provisions of this ARTICLE.

     Section 12.2  Partial Termination:  Upon termination of the
     ------------  -------------------
Plan with respect to a group of Participants which constitutes a partial termination of the Plan, the Trustee shall allocate and segregate, for the benefit of the Participants with respect to which the Plan is being terminated, the proportionate interest of such Participants in the Trust Fund. Such proportionate interest shall be determined by the Actuary. The Actuary shall make this determination on the basis of the contributions made by the Company, the provisions of this ARTICLE, and such other considerations as the Actuary deems appropriate. The Fiduciaries shall have no responsibility with respect to the determination of any such proportionate interest.

     The funds so allocated and segregated shall be used by the Trustee to pay benefits to or on behalf of Participants in accordance with Section 12.3.

     Section 12.3  Liquidation of Trust Fund:  Upon termination
     ------------  -------------------------
of the Plan, or upon termination of employment of a group of Participants constituting a partial termination of the Plan, each such Participant's Accrued Benefit, based on his Eligibility Service, Credited Service and Annual Earnings prior to the date of termination, shall become fully vested and nonforfeitable to the extent funded. The assets of the Trust Fund, or the portion thereof segregated in accordance with Section 12.2, shall be liquidated (after provision is made for the expenses of liquidation) by the payment or provision for the payment of benefits in the following order of preference:

     (a)   Certain Benefits Payable Three Years Prior to
           ---------------------------------------------
           Termination:  The available assets of the Trust Fund
           -----------
           shall first be allocated to provide Pensions that became payable three or more years before the effective date of Plan termination, or that could have become payable at the beginning of such three-year period had the Participant not deferred the commencement of his Pension by failing to elect earlier commencement, or that could have become payable had a Participant's Retirement occurred immediately prior to the beginning of such three-year period, provided that

           (1)  the portion of the Pension payable (or
                that could have been payable) to a Participant or the beneficiary of a Participant shall be based on the provisions of the Plan in effect five years prior to the effective date of Plan termination; and for this purpose, the first Plan Year in which an amendment became effective, or was adopted if later, shall constitute the first year an amendment was in effect; and further provided that,

           (2)  if the Pension payable under the Plan
                had been reduced, either by amendment or due to the form in which the Pension is being paid, during the three-year period ending on the effective date of Plan termination, then the lowest benefit in pay status (benefit paid or payable) during such three-year period shall be considered the benefit in pay status for purposes of this category (a).

     (b) Other Benefits Eligible for Termination Insurance: To the extent that the amount of a Pension has not been provided in the foregoing category (a), the remaining assets shall be allocated to provide any Pension provided under the Plan for a Participant whose employment terminated prior to the effective date of Plan termination, or any immediate or deferred Pension that would have been payable to or on behalf of a Participant had his employment terminated for a reason other than death on the effective date of Plan termination, provided that the amount of a Pension to be provided under this category (b) shall be determined as follows:

           (1)  the portion of the Pension payable (or
                which could have been payable) to a Participant or the beneficiary of a Participant based on the provisions of the Plan in effect five years prior to the effective date of Plan termination; and for this purpose, the first Plan Year in which an amendment became effective, or was adopted if later, shall constitute the first year an amendment was in effect; plus

           (2)  the portion of the Pension payable to a
                Participant or the beneficiary of a Participant which would have been included in subparagraph
                (1) above had the Plan or a Plan amendment been in effect five years prior to the effective date of Plan termination, determined as follows: 20% for each Plan Year (less than five) that the Plan or an amendment thereto was in effect, multiplied by the amount that would have been included under subparagraph (1) for such Participant or beneficiary had the Plan or the amendment been in effect for five Plan Years as of the effective date of Plan termination; provided that,

           (3) no benefit payable under this category (b) to a Participant or beneficiary shall exceed an amount with an actuarial value of a monthly benefit in the form of a life-only annuity commencing at age 65 equal to $750 multiplied by a fraction, the numerator of which is the contribution and benefit base determined under Section 230 of the Social Security Act in effect at the effective date of Plan termination, and the denominator of which is such contribution and benefit base in effect in calendar year 1974.

     (c)   Other Vested Benefits:  To the extent that the amount
           ---------------------
           of a Pension has not been provided in the foregoing categories (a) and (b), the remaining assets shall be allocated to provide the benefit payable under the Plan to or on behalf of a Participant whose employment terminated prior to the effective date of Plan termination, or that would have been payable to or on behalf of a Participant had his employment terminated for a reason other than death on the effective date of Plan termination, in the following order of preference:

           (1) to any Participant who had retired prior to the effective date of Plan termination under either Section 3.1 or 3.3, or who was eligible to retire on the effective date of Plan termination under either of said Sections;

           (2) to any Participant who had retired prior to the effective date of Plan termination under
                Section 3.2, or who was eligible to retire on the effective date of Plan termination under said Section or under Section 3.4; or

           (3)  to any Participant whose employment had
                terminated prior to the effective date of Plan termination with entitlement to a Deferred Vested Pension under Section 3.5, or who would have been eligible for a Deferred Vested Pension under said Section had his employment terminated on the effective date of Plan termination.

     (d)   Other Benefits:  To the extent that the amount of a
           --------------
           Pension has not been provided in the foregoing categories (a), (b) and (c), the remaining assets shall be allocated to provide the benefit accrued under the Plan, without regard to the satisfaction of the vesting requirements of this Plan, with respect to each Participant whose employment had not terminated as of the effective date of Plan termination, according to the respective actuarial value of each such Participant's Accrued Benefit.

     If the assets of the Trust Fund applicable to any of the above categories are insufficient to provide full benefits for all persons in such group, the benefits otherwise payable to such persons shall be reduced proportionately. The Actuary shall calculate the allocation of the assets of the Trust Fund in accordance with the above priority categories, and certify his calculations to the Fiduciaries. No liquidation of assets and payment of benefits (or provision therefor) shall actually be made by the Trustee until after it is advised by the Company in writing that applicable requirements, if any, of ERISA governing termination of "Employee Pension Benefit Plans" have been or are being complied with or that appropriate authorizations, waivers, exemptions or variances have been or are being obtained.

     Section 12.4  Manner of Distribution:  Subject to the
     ------------  ----------------------
foregoing provisions of this ARTICLE XII, any distribution after termination of the Plan may be made, in whole or in part to the extent that no discrimination in value results, in cash, in securities or other assets in kind, or in nontransferable annuity contracts, as he Board in its discretion shall determine.

     Section 12.5  Residual Amounts:  In no event shall the
     ------------  ----------------
Company receive any amounts from the Trust Fund upon termination of the Plan, except that, and notwithstanding any other provision of the Plan, the Company shall receive such amounts, if any, as may remain after the satisfaction of all liabilities of the Plan and arising out of any variations between actual requirements and expected actuarial requirements.

     IN WITNESS WHEREOF, the parties hereto have executed this "Twenty-Fifth Amendment and Restatement" to the Modine Pension and Disability Plan for Salaried Employees, this 30th day of April, 1991.

                                 MODINE MANUFACTURING COMPANY
Attest:

W. E. PAVLICK                          s/A. F. Simpson
---------------------------      BY:----------------------------
W. E. Pavlick, Secretary            A. F. Simpson, Vice Chairman

STATE OF WISCONSIN)
                  )SS.
COUNTY OF RACINE  )


     On this 30th day of April, 1991, before me came A. F. Simpson and W. E. Pavlick, to me known, who, being by me duly sworn, did depose and say that they are residents of the State of Wisconsin; that they are respectively Vice Chairman and Secretary of Modine Manufacturing Company, the corporation described in and which executed the foregoing instrument; that they know the seal of said corporation and that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation and that they signed their names thereto by like order.

                         DONALD G. LAUTZ
                         ----------------------------------
                         Notary Public, State of Wisconsin
           STAMPED:      My Commission is Permanent

                     TWENTY-SIXTH AMENDMENT
                             to the
              RESTATED MODINE MANUFACTURING COMPANY
                   PENSION AND DISABILITY PLAN
                               for
                       SALARIED EMPLOYEES



The Twenty-Sixth Amendment to the Modine Manufacturing Company
Pension and Disability Plan for Salaried Employees made this
15th day of November, 1993, to be effective January 1, 1994.

WHEREAS, the Resolution dated February 20, 1991, adopting the restatement of such Pension and Disability Plan authorizes the appropriate Officers of the Company to vary the terms of the Plan to the extent necessary to qualify the Plan for federal income tax purposes; and

WHEREAS, the Unemployment Compensation Amendment of 1992 and the
Omnibus Budget Reconciliation Act of 1993 require certain changes in such Pension and Disability Plan to ensure continued qualification of the Plan.

NOW, THEREFORE, said Restated Pension and Disability Plan is hereby amended as follows, solely to effect the changes required by the Unemployment Compensation Amendment of 1992 and the Omnibus Budget Reconciliation Act of 1993.

Section 1.1(d), the last two sentences of the first paragraph are
--------------
amended to read as follows:

     Total Annual Earnings of a Participant in any calendar year, including any calendar year prior to January 1, 1994, shall not exceed $150,000.00, adjusted for changes in the cost of living as provided in Section 401(a)(17) of the Internal Revenue Code. However, the Accrued Benefit determined applying this limit shall not be less than the Accrued Benefit determined on January 1, 1994 without regard to this limit.

Section 5.5(b), the last sentence only, is amended to read as
--------------
follows:

     The amount of such lump sum shall be the present value of the monthly benefit based on an immediate annuity rate of 7%, or such lower annuity rate as may be required to comply with Section 417(e)(3) of the Internal Revenue Code.

Section 5.5(e), is hereby added to read as follows in its
--------------
entirety:

      (e) A participant or surviving spouse, who is to receive a lump sum benefit payment under either paragraph (a) or paragraph (b) of this Section 5.5, may elect, in accordance with Section 5.4, a direct trustee-to-trustee transfer of such payment to another qualified trust as provided under Section 401(a)(31) of the Internal Revenue Code.

Section 8.3, the following sentence is hereby added to read as
-----------
follows:

     This Section is subject to a court order relating to payment of benefits under this Plan to an Alternate Beneficiary, which order is determined by the Board to be a Qualified
     Domestic Relations Order under Section 414(p) of the
     Internal Revenue Code.

Article XI, is hereby amended to read as follows in its entirety:
----------

                           ARTICLE XI
                           ----------
   RESTRICTIONS ON BENEFITS TO HIGHLY COMPENSATED PARTICIPANTS
   -----------------------------------------------------------

     This ARTICLE sets forth limitations required by the Internal Revenue Service on the Pension benefits payable to certain Participants in the event a plan amendment or series of plan amendments (including termination of the Plan, or any change in the benefits, rights, or features of the Plan), discriminates significantly in favor of certain Participants in accordance with Regulation Section 1.401(a)(4)-5. It shall apply to a Participant only if he was among the twenty-five highest paid employees or former employees of the Company on the effective date of such amendment or series of amendments. The limitations set forth in this ARTICLE XI shall become applicable if:

     (a) After payment to such Participant of all benefits payable to the Participant under the Plan, the value of Plan assets would equal less than 110% of the value of all current liabilities of the Plan, and

     (b) The value of the benefits payable to such Participant under the Plan equals or exceeds 1% of the value of current liabilities of the Plan before such a distribution, and

     (c) The value of the benefits payable to such Participant under the Plan equals or exceeds $3,500.00.

     If a Participant is subject to the provisions of this
     ARTICLE XI, the Annual Pension payable to him shall not exceed an amount equal to the payment that would be made on behalf of the Participant under a straight life annuity that is the actuarial equivalent of the Accrued Benefit and other benefits to which the Participant is entitled under the Plan.

     The limitations in this ARTICLE shall automatically become inoperative and of no effect upon the ruling by the Internal
     Revenue Service that they are not required.

Except as expressly amended herein, the Modine Manufacturing
Company Pension and Disability Plan for Salaried Employees shall remain in full force and effect.


                              MODINE MANUFACTURING COMPANY

                              By: R. T. SAVAGE
                                 ----------------------------


ATTEST:

W. E. PAVLICK
-------------------------

                    TWENTY-SEVENTH AMENDMENT
                             to the
              RESTATED MODINE MANUFACTURING COMPANY
                   PENSION AND DISABILITY PLAN
                               FOR
                       SALARIED EMPLOYEES


WHEREAS, the Company established the Modine Pension and Disability Plan for Salaried Employees effective January 1, 1951, adopted a restatement thereof with a Twenty-Fifth Amendment thereto effective February 20, 1991, and a Twenty-Sixth Amendment thereto effective January 1, 1994, and

WHEREAS, it is the desire of the Company to again amend such Plan as hereinafter set forth.

NOW, THEREFORE, the Company does hereby adopt this Twenty-Seventh
Amendment to the Modine Pension and Disability Plan for Salaried
Employees to be effective as of January 1, 1994.

Section 1.1(d), the dates in the last two sentences of the first
--------------
paragraph are changed from January 1, 1994 to April 1, 1994.

Section 4.1(c) is hereby added to read as follows in its
--------------
entirety:

     "; or

     (c) (1) The Participant's Accrued Benefit determined as of April 1, 1994 under Section 1.1(a) as it existed on said date, plus

         (2) the benefit calculated in accordance with subsection (b) of this Section 4.1, but with Credited Service accrued only after March 31,
              1994."

Except as expressly amended herein, the Modine Pension and Disability Plan for Salaried Employees shall remain in full force and effect.

                              MODINE MANUFACTURING COMPANY


                              By:  R. T. SAVAGE
                                 --------------------------------

Attest:

W. E. PAVLICK
------------------------

                     TWENTY-EIGHTH AMENDMENT
                             to the
              RESTATED MODINE MANUFACTURING COMPANY
                   PENSION AND DISABILITY PLAN
                               for
                       SALARIED EMPLOYEES

The Twenty-Eighth Amendment to the Modine Manufacturing Company
Pension and Disability Plan for Salaried Employees made this
3rd day of April, 1997.

WHEREAS, the Resolution of the Board of Directors dated March 19, 1997, approving the merger of Modine Heat Transfer, Inc. into the Company, and providing for the Company as successor to Modine Heat Transfer, Inc. as "The Company" in the Pension and Disability Plan for Salaried and Non-Union Hourly Employees of Modine Heat Transfer, Inc., authorizes the appropriate Officers of the Company to vary the terms of this Plan to the extent necessary to exclude from participation in this Plan employees covered by the Pension and Disability Plan for Salaried and Non-Union Hourly Employees of Modine Heat Transfer, Inc.; and

WHEREAS, the Resolution of the Board of Directors dated February 20, 1991, adopting the Restatement of this Pension and Disability Plan, authorizes the appropriate Officers of the Company to vary the terms of the Plan to the extent necessary to qualify the Plan for Federal Income Tax purposes; and

WHEREAS, the Uniformed Services Employment and Re-Employment
Rights Act of 1994 and the Small Business Job Protection Act of
1996 require certain changes in this Pension and Disability Plan to ensure continued qualification of the Plan.

NOW, THEREFORE, this Restated Pension and Disability Plan is hereby amended as follows, solely to effect the changes required to exclude employees participating in the Pension and Disability Plan for Salaried and Non-Union Hourly Employees of Modine Heat Transfer, Inc., and the changes required by the Uniformed Services Employment and Re-Employment Rights Act of 1994 and the Small Business Job Protection Act of 1996:

Section 1.1(p), the following sentence is added:
--------------

     Excluded from this definition of "Employee" is any employee employed by the Company at its facility in Camdenton, Missouri, and any employee employed in the Modine Heat
     Transfer Division of the Company.

Section 2.2(b), the second sentence is amended to read as
--------------
follows, effective October 13, 1996:

     A Participant shall also accrue a year of Eligibility
     Service for each calendar year in which he serves in the military, up to a total of five years.

Section 2.3(b), the seventh sentence is amended to read as
--------------
follows, effective October 13, 1996:

     Hours of eligible employment shall be credited for a period of Military Service which shall not exceed five years.

Section 2.6 is amended in its entirety to read as follows,
-----------
effective October 13, 1996:

     Section 2.6  Military Service:  An Authorized Leave of
     -----------  ----------------
     Absence due to service in the Armed Forces of the United States shall not constitute a Break in Service, provided such service does not exceed five (5) years, and further provided that the Employee returns to employment with the Company within ninety (90) days after his separation from Active Duty.

Section 4.1, the second sentence of the fourth paragraph is
-----------
replaced with the following sentences, effective April 1, 1997:

     If such Participant retires subsequent to his 70th birthday, his Normal Retirement Pension shall commence not later than the first day of the month following the date of Retirement. However, the Participant may elect commencement of his Pension any time on or after April 1 of the calendar year following the calendar year in which he reaches age 70 1/2.

Section 5.4(e), the second and third sentences are amended to read
--------------
as follows:

     A Participant must make any election hereunder, with the written consent of his spouse if necessary, in the following manner. No less than thirty (30) days or more than ninety (90) days prior to the commencement of benefits, a Participant (and if married, his spouse) shall be informed in nontechnical terms of the effect of any such election. In no event shall such election period end less than ninety (90) days after such information is provided, nor shall it end prior to the date benefits are to commence. Any such election may subsequently be revoked or changed at any time prior to the Participant's Retirement during this election period.

Except as expressly amended herein, the Modine Pension and Disability Plan for Salaried Employees shall remain in full force and effect.


                                MODINE MANUFACTURING COMPANY


                                By:   R. T. SAVAGE
                                   ------------------------------

ATTEST:

W. E. PAVLICK
-----------------------------

                     TWENTY-NINTH AMENDMENT
                             to the
              RESTATED MODINE MANUFACTURING COMPANY
                   PENSION AND DISABILITY PLAN
                               for
                       SALARIED EMPLOYEES



The Twenty-Ninth Amendment to the Modine Manufacturing Company
Pension and Disability Plan for Salaried Employees made this
10th day of March, 1998.

WHEREAS, the Resolution of the Board of Directors dated February 20, 1991, adopting the Restatement of this Pension and Disability
Plan, authorizes the appropriate Officers of the Company to vary the terms of the Plan to the extent necessary to qualify the Plan for Federal Income Tax purposes; and

WHEREAS, the Internal Revenue Service has advised that certain changes in the Restated Pension Plan are recommended to assure continued qualification of the Pension Plan for Federal Income
Tax purposes; and

WHEREAS, the Small Business Job Protection Act of 1996, the Tax
Payer Relief Act of 1997, and the General Agreement on Trade and
Tariffs ("GATT") provide for certain changes in said Restated
Pension Plan.

NOW, THEREFORE, said Restated Pension Plan is hereby amended in part as follows, effective April 1, 1998, solely to effect the changes recommended by the Internal Revenue Service, and to effect the changes provided by the Small Business Job Protection Act of 1996, the Tax Payer Relief Act of 1997, and GATT:

Section 2.4, a new third sentence is added to read as follows:
-----------

     A leave of absence mandated by the Family and Medical Leave
     Act is not included in determining whether a Participant has experienced a Break-in-Service.

Section 2.7(a), the first sentence is replaced by the following
--------------
two sentences:

     (a) An Employee who transferred from a position of employment with the Company not covered by the Plan, or of employment with a related employer, shall have his service credited for Eligibility Service and Credited Service as if he had been an employee under the Plan.
          A "related employer" includes any member of a controlled group of corporations of which the Company is a member, any trade or business (whether or not incorporated) under common control with the Company, and any named members of an affiliated service group of which the Company is a member.

Section 2.7(c), the first phrase is amended to read as follows:
--------------

     An Employee who transferred to or from a position of
     employment with the Company not covered by the Plan, or of employment with a related employer (as defined in Section
     2.7(a)), ....

Section 3.1 is amended to read as follows in its entirety:
-----------

     Section 3.1  Normal Retirement:  A Participant with five or
     -----------  -----------------
     more years of Eligibility Service shall be eligible for a Normal Retirement Pension, which shall commence as of the first day of the month following the month of his Retirement, if his employment is terminated on or after his Normal Retirement Date.

Section 4.1, the second and third sentences of the fourth
-----------
paragraph are amended to read as follows:

     If such Participant retires subsequent to his 70th birthday, his Normal Retirement Pension shall commence not later than the first day of the month following the date of his Retirement, unless the Participant is a five percent owner of the Employer, in which case his Normal Retirement Pension shall commence not later than April 1 of the calendar year following the calendar year in which he reaches age 70 1/2.
     Any Participant who is not a five percent owner of the Employer may elect commencement of his Pension any time on or after April 1 of the calendar year following the calendar year in which he reaches age 70 1/2; and such Normal Retirement Pension shall be recalculated each year thereafter until Retirement, and will be reduced by the actuarial value of any Pension received.

Section 4.8, the introduction of the first paragraph is amended
-----------
to read as follows:

     Section 4.8  Maximum Pension:  The maximum benefit, when
     -----------  ---------------
     expressed as a monthly pension, shall not exceed the lesser of $7,500 (the "Dollar Limitation"), or 100% of the Participant's average compensation (as defined by Reg.
     Section 1.415(2)(d)(2) and (3)) during the three years preceding Retirement to a minimum $833, below which the maximum monthly benefit is $833 (the "Earnings Limitation").
     The maximum benefits are subject to the following: ....

Section 4.8(b) is amended to read as follows:
--------------

     (b)  If benefits begin prior to Social Security
          Retirement Age, the maximum Dollar Limitation applicable to such Pension shall be equal to the actuarial equivalent of such maximum Dollar Limitation.

          For this purpose, "actuarial equivalent" shall be determined using a monthly interest rate of 5/9 of one percent for each of the 36 months preceding Social Security Retirement Age, and the monthly interest rate of 5/12 of one percent for each month preceding such 36 months.

Section 4.8(c) is amended to read as follows:
--------------

     (c)  If benefits begin after Social Security Retirement
          Age, the above specified maximum Dollar Limitation shall be the actuarial equivalent of such maximum Dollar Limitation, using an annual interest rate of 5%.

Section 4.8(d) is amended to read as follows:
--------------

     (d) If the Participant has fewer then ten years participation in the Plan at Retirement, the Dollar
          Limitation shall be multiplied by a fraction, of which the numerator is the Participant's years of participation in the Plan and the denominator is ten.

A new Section 4.8(e) is added (and (e) is relettered (f)), and
      --------------
shall read as follows:

     (e) If the Participant has fewer than ten years of employment with the Company at Retirement, including the year of Retirement and any years of employment with any related employers (as defined in Section 2.7(a)), the Earnings Limitation shall be multiplied by a fraction, of which the numerator is such years of employment and the denominator is ten.

Section 5.1(a), a sentence is added and shall read as follows:
--------------

     Such Pension shall commence the first day of the month following the death of the Participant.

Section 5.2(a), the introduction is amended to read as follows:
--------------

     (a)  Married Participants:  Any married Participant who
          --------------------
          retires or otherwise leaves the Company with five or more years of Eligibility Service, and any Participant who marries following Retirement or other separation from service at least one year prior to the commencement of pension benefits to him, shall at the time of such Retirement, termination or subsequent marriage, automatically have his Pension converted to a joint and survivor pension in the form of Option B as set forth in Section 5.3(c), payable to the spouse if the spouse survives the Participant, beginning the first day of the month following the month in which the death of the Participant occurs, unless, within the

          90-day period prior to the commencement of pension benefits to the Participant, the Participant elects, with the approval of his spouse and in accordance with the procedures in Section 5.4, to receive one of the other forms of benefit as provided in Section 5.3.

Section 5.3 is amended to read as follows in its entirety:
-----------

     Section 5.3  Forms of Benefit:  The forms of benefit are:
     -----------

          (a) Option X: A monthly benefit only for the life of the Participant, as calculated in ARTICLE IV.

          (b) Option A: A monthly benefit having an equivalent actuarial value to Option X which will provide a reduced net benefit payable during the life of the Participant and, after the Participant's death, the same reduced net benefit payable, commencing the first day of the month following the month in which the Participant's death occurs, to and during the life of the Participant's surviving spouse or other surviving beneficiary designated or elected in writing in accordance with Sections 5.2 and 5.4.

          (c)  Option B:

               (1)  A monthly benefit having an equivalent
                    actuarial value to Option X which will provide a reduced net benefit payable during the life of the Participant and, after the Participant's death, one-half of such reduced net benefit payable, commencing the first day of the month following the month in which the Participant's death occurs, to and during the life of the Participant's surviving spouse or other surviving beneficiary designated or elected in writing in accordance with Sections 5.2 and 5.4. This option shall be the automatic form of benefit for a Participant who is married at the time of his Early, Special Early, Normal, or Disability Retirement.

               (2) A monthly benefit calculated in accordance with Paragraph (1), but with the benefit payable during the life of the surviving spouse, commencing the first day of the month following the month in which the Participant's death occurs, being calculated as if the reduction in the benefit payable during the life of the Participant had been reduced by one-half of the actuarial reduction provided in Paragraph (1).

Section 5.4(a) is amended to read as follows:
-------------

     (a) The Participant must make his election and designate his surviving beneficiary in writing on a form provided by and filed with the Company within ninety (90) days prior to the commencement of pension payments; and if the Participant is married, an election of Option X as set forth in Section 5.3(a) must receive the written consent of the spouse of the Participant, such consent to be witnessed by a member of the Board or designated agent of the Board, or by a Notary Public.

Section 5.5(a) is amended to read as follows:
--------------

     (a) Benefits shall be payable in monthly installments unless the net amount payable, as a uniform amount for the life of the Participant only, shall be $25.00 a month or less, or if the value of the total benefit is $5,000 or less, in which event payment may be made in installments less frequent than monthly or in a lump sum under rules prescribed by the Board. For the purpose of calculating the total value of this form of benefit, such lump-sum value shall be calculated using the mortality table prescribed by the Secretary of the Treasury at an interest rate equal to the annual rate of interest on 30-year Treasury securities as of the second month prior to the beginning of the Plan Year in which the distribution is made, as published by the Board of Governors for the Federal Reserve System.

Section 5.5(b), the last sentence is amended to read as follows:
--------------

     The amount of such lump sum shall be the present value of the monthly benefit, calculated using the mortality table prescribed by the Secretary of the Treasury at an interest rate equal to the annual rate of interest on 30-year Treasury securities as of the second month prior to the beginning of the Plan Year in which the distribution is made, as published by the Board of Governors for the Federal Reserve System; except that such interest rate shall not exceed an immediate annuity rate of 7%.

Section 5.5(e) is amended to read as follows:
--------------

     (e) Notwithstanding any provision of this Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee may elect, within ninety (90) days prior to a lump-sum benefit payment under Section 5.5(a) or 5.5(b), to have any portion of that lump-sum distribution paid directly to an eligible retirement plan specified by the Distributee in a direct roll-over.

          (1) An "eligible retirement plan" is an individual retirement account described in Section 408(a) of the Internal Revenue Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributees lump-sum distribution. However, in the case of an eligible roll-over distribution to the surviving spouse, an "eligible retirement plan" is an individual retirement account or individual retirement annuity.

          (2)  A "Distributee" includes an employee or
               former employee. In addition, the employee's or former employee's surviving spouse and employee's or former employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

          (3)  A "direct roll-over" is a payment from
               the Plan to the eligible retirement plan specified by the Distributee.

Except as expressly amended herein, the Restated Pension Plan shall remain in full force and effect.


                                MODINE MANUFACTURING COMPANY


                                By:   D. R. JOHNSON
                                    ---------------------------


ATTEST:

D. R. ZAKOS
--------------------------